UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 12, 2018

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on December 5, 2017, DaVita Inc., a Delaware corporation (“DaVita”), Collaborative Care Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of Optum, Inc. (“Buyer”), and solely with respect to Section 9.3 and Section 9.18 thereto, UnitedHealth Group Incorporated, a Delaware corporation, entered into an Equity Purchase Agreement (the “Purchase Agreement”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Buyer has agreed to acquire from DaVita all of the issued and outstanding equity interests of DaVita Medical Holdings, LLC, which together with its direct and indirect subsidiaries and certain affiliates constitutes the DaVita Medical Group division of DaVita (the “Pending Transaction”).

On March 12, 2018, DaVita received a request for additional information and documentary material (commonly referred to as a “second request”) from the United States Federal Trade Commission (the “FTC”) pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “Act”), in connection with the FTC’s review of the Pending Transaction. The completion of the Pending Transaction is subject to regulatory approvals and other customary closing conditions, including expiration or termination of the waiting period under the Act. The second request extends the waiting period imposed by the Act until 30 days after DaVita and Buyer have substantially complied with the second request, unless that period is extended voluntarily by the parties or terminated sooner by the FTC. DaVita and Buyer have been working, and will continue to work, diligently and cooperatively with the FTC in connection with the FTC’s review. DaVita continues to expect that the Pending Transaction will close in 2018.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. DaVita intends these forward-looking statements to be covered by the safe harbor provisions for such statements. All statements that do not concern historical facts are forward-looking statements and include, among other things, statements about our expectations, beliefs, intentions and/or strategies for the future such as statements about the anticipated timing of the closing of the Pending Transaction. These statements can sometimes be identified by the use of forward-looking words such as “may,” “believe,” “will,” “should,” “could,” “would,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “continue,” “seek,” “forecast,” or “intend” or other similar words or expressions of the negative thereof. These statements involve substantial known and unknown risks and uncertainties that could cause DaVita’s actual plans and results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to the risks and uncertainties associated with the timing, conditions and receipt of regulatory approvals and satisfaction of other closing conditions in connection with the Pending Transaction; potential disruption in connection with the Pending Transaction making it more difficult to maintain business and operational relationships; our ability to complete dispositions that we announce; uncertainties related to our use of the proceeds from the Pending Transaction, including our ability to repurchase stock; and the risk factors set forth in DaVita’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report filed on Form 10-K for the year ended December 31, 2017, and subsequent reports filed with the SEC. These forward-looking statements should be considered in light of these risks and uncertainties. DaVita bases its forward-looking statements on information currently available to it at the time of this report and undertakes no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying circumstances, new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

By:	/s/ Kathleen A. Waters
Name:	Kathleen A. Waters
Title:	Chief Legal Officer

Date: March 13, 2018